Item 1. Report to Shareholders

DECEMBER 31, 2004

NEW AMERICA GROWTH FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.



REPORTS ON THE WEB

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

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

Fellow Shareholders

U.S. stocks posted solid gains for the 12 months ended December 31, and most stock market benchmarks ended 2004 near their highest levels of the year. However, it wasn't all smooth sailing. The year began on a strong note, but as summer turned to fall, stocks dipped in a headwind of moderating economic growth, rising short-term interest rates, surging energy costs, and a heated presidential campaign. However, the tide turned in late October, and stock prices surged as oil prices backed away from multi-year highs and the U.S. presidential election concluded without controversy. As measured by various Russell indexes, smaller stocks outperformed larger stocks and growth lagged value across all market capitalizations.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

New America Growth Fund                      5.54%        11.10%

S&P 500 Stock Index                          7.19         10.88

Lipper Multi-Cap Growth Funds Index          6.35         11.26

The New America Growth Fund gained 5.54% and 11.10% for the 6- and 12-month periods ended December 31, 2004, respectively. The fund's performance over the past six months lagged the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index, which rose 7.19% and 6.35%, respectively. We underperformed our Lipper peer group because of our greater emphasis on large-caps--larger capitalization stocks generally underperformed smaller-cap shares for the past six months--and modest allocation to Internet holdings, which performed well since midyear. For the year, our double-digit result was in line with the unmanaged benchmark and our peer group.

MARKET ENVIRONMENT

Small-caps outperformed large-caps by a wide margin in 2004. The Russell 2000 Index rose more than 18% compared with the Russell 1000 Index return of less than 12%. Looking at just the growth components of these two indices, the results were similar; the Russell 2000 Growth Index gained 14.3% compared with the Russell 1000 Growth Index's 6.3%. Large-cap underperformance is not a new trend--small-caps have outperformed large-caps for the past five calendar years--the Russell 2000

Index posted annualized returns of better than 6% for the past five years, while the Russell 1000 Index fell an average of 1.8% per year since the end of 1999. As a result, large-caps appear cheap relative to small-caps (as measured by the trailing P/E multiples of the Russell 1000 and 2000 Indexes).

Additionally, value stocks have outperformed growth stocks since the late 1990s. In 2004, for example, the Russell 1000 Value Index rose 16.5% and the Russell 1000 Growth Index, 6.3%. On an annualized basis over five years, the Russell 1000 Value Index has gained 5.3%, and the Russell 1000 Growth Index has declined 9.3%. The value/growth disparity is similar across the market-cap spectrum and has left growth stocks looking relatively cheap compared with value stocks.

Not surprisingly, it follows that the performance of traditional "growth" sectors lagged slower-growth sectors. For example, in 2004, the two worst-returning sectors of the S&P 500 were information technology (+2.6%) and health care (+1.8%). Alternatively, energy (+31.5%), utilities (+24.3%), and telecom services (+19.9%) showed the best returns. While the New America Growth Fund has healthy exposure to energy stocks, our mandate of investing in growth stocks means we had little exposure to the slower-growth areas such as utilities and telecom and heavier exposure to technology and health care stocks.

PORTFOLIO REVIEW

The fund's largest contributors over the past 12 months were Diamond Offshore Drilling, Dell, and UnitedHealth Group. Diamond Offshore is a longtime holding in the oil services industry. The stock nearly doubled in 2004, as the company benefited from rising oil prices and a tightening in the market for its drilling rigs. Although we took some gains off the table this year, the portfolio continues to hold several energy stocks that provided solid 12-month returns, including Smith International, Baker Hughes, and Cooper Cameron, in addition to a promising newer holding, Murphy Oil. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents of the portfolio.)

Dell was the second-biggest contributor in 2004 and our largest holding at the end of the reporting period. We highlighted Dell in the "Investment Strategy" section of last year's annual report, so we're particularly pleased that the stock worked well this year. In a tougher environment for technology stocks as a whole, Dell continued to generate market-leading growth and performance--the stock advanced 24% for the year--and we are encouraged about the company's prospects for the next three to five years.

UnitedHealth Group is the largest managed care company in America. The company enjoyed another great year, buoyed by solid membership growth, improving profitability, and accretive acquisitions. Other significant 12-month contributors included Petsmart and Getty Images. Both delivered over 20% earnings growth for the year, and we remain optimistic that these market-leading companies can repeat this performance in the years to come.

The portfolio's largest detractors for the year included Intersil, Novellus Systems, and Pfizer. Intersil and Novellus both suffered in the downturn for semiconductors and related capital equipment spending, while Pfizer was plagued by patent challenges to key drugs and drug-safety concerns. Although we expect the clouds that hang over the pharmaceutical industry to remain for some time, we continue to own a modest amount of Pfizer and other names like Johnson & Johnson, Forest Laboratories, and Elan, which recently received FDA approval for Tysabri, a potential blockbuster drug for the treatment of multiple sclerosis.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                   12/31/03       6/30/04      12/31/04
--------------------------------------------------------------------------------

Information Technology                28.0%         28.3%         30.2%

Health Care                           19.2          17.2          16.9

Consumer Discretionary                17.0          16.0          16.6

Industrials and Business Services     10.7          13.3          14.5

Financials                            11.9          11.6          11.4

Energy                                 4.8           5.2           4.4

Consumer Staples                       4.9           2.9           3.2

Telecommunication Services             2.9           2.7           1.3

Materials                              0.0           0.5           0.4

Utilities                              0.0           0.0           0.0

Reserves                               0.6           2.3           1.1
--------------------------------------------------------------------------------

Total                                100.0%        100.0%        100.0%

Historical weightings reflect current industry/sector classifications.


The portfolio's winners and losers for the last six months were strikingly similar to those already mentioned for the year. The top three were identical, and in addition, UPS (United Parcel Service) and Franklin Resources were also strong performers. The largest detractors since June were Cisco Systems, Pfizer, and Intersil.

The portfolio's largest recent purchases include Paychex and Iron Mountain. Paychex is a large payroll processor that should benefit from cyclical forces, including a domestic jobs recovery and rising interest rates. The company has solid fundamentals and should be able to grow its earnings in the mid-teens per year for the foreseeable future. Iron Mountain is a steady grower with a dominant position in document and media storage. The company has an exciting new product for digitally archiving e-mails--a market that we think will grow considerably due to regulations surrounding e-mail retention.

Fiserv and Intersil were among our largest sales during the year. In both cases, we used the proceeds to buy better-positioned companies. In Fiserv's case, we opted in favor of other business services names such as Paychex, Iron Mountain, and Jack Henry. In Intersil's case, we chose to build positions in other semiconductor names including Analog Devices and Linear Technology.

INVESTMENT STRATEGY

The portfolio seeks to invest in America's best larger-cap growth companies. We want to own companies that dominate large and growing markets, enjoy solid profit margins and returns, feature strong balance sheets, and generate excellent free cash flow. We believe this investment strategy and discipline can generate solid results for our shareholders over the long run.

Medtronic, a $60 billion leader in various areas of medical devices, is a good example of the kind of company that suits New America Growth's investment strategy. The company is best known for its implantable defibrillators ("ICDs") and pacemakers that help to regulate an abnormal heartbeat and even revive a heart that has stopped beating. Medtronic boasts about a 50% market share for these two products, and we think it can maintain low-teens sales growth for the next few years. Additionally, Medtronic serves other faster-growing, underpenetrated markets with products for spinal disorders, diabetes, Parkinson's, acid reflux, incontinence, and vascular diseases.

In addition to what we view as exciting revenue growth prospects, Medtronic also boasts high profit margins and a strong financial position. A gross profit margin of 75% illustrates the intellectual property and advanced technologies used in the company's products. The balance sheet is rock solid, with more cash than debt. This allows Medtronic to devote its ample free cash flow to buying back stock and paying a modest dividend.

Interestingly, Medtronic remains a controversial stock because many investors are concerned that its drug-eluting stent (a product that combines a drug coating to a conventional stent to battle the tendency for a propped open artery to close again) will not be approved by the FDA later this year. We believe the market is overly focused on this single issue and the valuation is attractive. In fact, Medtronic's per share earnings have nearly doubled over the past five years, but the stock still trades at about the same price as in January 2000. Over the next three to five years, we believe the company can maintain its mid-teens earnings growth rate, and there could be even further upside if its drug-eluting stent is approved and modestly successful in the marketplace.

OUTLOOK

From a macro standpoint, we expect a continued economic recovery in 2005, with solid corporate profit growth that is likely to be more modest than 2004's powerful gains. Although interest rates and inflation could continue to rise, both should remain at reasonable levels. Oil prices have subsided somewhat but remain a bit of a wildcard.

We continue to find solid investment opportunities and believe New America Growth is well positioned if in fact 2005 brings a better growth stock environment. Additionally, while we continue to look for opportunities to invest in select mid-cap growth companies, the majority of the portfolio will remain invested in large-cap stocks that should fare well in an improving large-cap environment.

At times, we are willing to take a contrarian view that can only be supported by our long-term investing horizon. Examples of this include our Medtronic position and our growing appetite for semiconductor stocks--one of the worst-performing areas of the market in 2004. While an inventory glut could hamper results for a few more quarters, we like the group's longer-term prospects and increasingly attractive valuations. Importantly, both in this specific case and across other sectors, we will maintain a diversified portfolio and a focus on the highest-quality companies.

I look forward to updating the fund's shareholders every six months. However, it is important to remember that our investment horizon stretches beyond any single semiannual period. Our focus is on finding stocks that we can hold for three to five years. As such, we view short-term market gyrations, particularly on the downside, as opportunities to add to the high-quality, market-leading companies that make up the core of this portfolio. We do not intend to change this long-term, time-tested investment discipline, regardless of the investing terrain. Thank you for your continued confidence and support.

Respectfully submitted,

Joseph M. Milano
Chairman of the fund's Investment Advisory Committee

January 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF STOCK INVESTING

The fund's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock's price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock's market price to its book value, i.e., the company's net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Dell                                                                        3.1%

UPS                                                                         3.1

ChoicePoint                                                                 2.5

Cisco Systems                                                               2.2

Microsoft                                                                   2.0
--------------------------------------------------------------------------------

CDW                                                                         2.0

Sysco                                                                       1.9

GE                                                                          1.9

International Game Technology                                               1.8

Getty Images                                                                1.8
--------------------------------------------------------------------------------

Amgen                                                                       1.7

Medtronic                                                                   1.6

Smith International                                                         1.5

UnitedHealth Group                                                          1.4

PETsMART                                                                    1.4
--------------------------------------------------------------------------------

Intel                                                                       1.4

Johnson & Johnson                                                           1.4

Wal-Mart                                                                    1.4

Lockheed Martin                                                             1.3

American International Group                                                1.3
--------------------------------------------------------------------------------

Paychex                                                                     1.3

Intuit                                                                      1.2

Pfizer                                                                      1.2

Family Dollar Stores                                                        1.2

SunGard Data Systems                                                        1.2
--------------------------------------------------------------------------------

Total                                                                      42.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/04

Best Contributors                            Worst Contributors
--------------------------------------------------------------------------------

Diamond Offshore Drilling          16(cents) Cisco Systems            -11(cents)

Dell                               16        Pfizer                   -11

UnitedHealth Group                 14        Intersil Holding **      -10

UPS                                12        Omnicare **               -9

Franklin Resources                  9        Forest Laboratories       -8

Getty Images                        9        International Game
                                             Technology                -7
Amgen                               8
                                             Microsoft                 -5
PF Chang's China Bistro             8
                                             Fiserv **                 -4
VERITAS Software *                  8
                                             IVAX                      -4
Laboratory Corporation of America   7
                                             Boston Scientific         -4
--------------------------------------------------------------------------------

Total                             107(cents) Total                    -73(cents)


12 Months Ended 12/31/04

Best Contributors                            Worst Contributors
--------------------------------------------------------------------------------

Diamond Offshore Drilling          21(cents) Intersil Holding **      -16(cents)

Dell                               21        Pfizer                   -12

UnitedHealth Group                 18        Novellus Systems         -11

PETsMART                           18        Cisco Systems            -10

Getty Images                       18        Forest Laboratories       -9

ChoicePoint                        16        Viacom                    -8

Harley-Davidson                    15        Family Dollar Stores      -8

Smith International                14        Intuit                    -8

UPS                                13        Clear Channel
                                             Communications **         -6
CDW                                12
                                             Qlogic *                  -6
--------------------------------------------------------------------------------

Total                             166(cents) Total                    -94(cents)

 * Position added and eliminated
** Position eliminated

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

As of 12/31/04

New America Growth Fund         $23,594

S&P 500 Stock Index             $31,258

Lipper Multi-Cap Growth Funds Index     $24,622



                        New America          S&P 500      Lipper Multi-Cap
                        Growth Fund        Stock Index   Growth Funds Index

12/94                    $10,000            $10,000           $10,000

12/95                     14,431             13,758            13,372

12/96                     17,319             16,917            15,759

12/97                     20,972             22,561            19,376

12/98                     24,725             29,008            24,180

12/99                     27,879             35,112            35,389

12/00                     24,943             31,915            31,123

12/01                     21,978             28,122            23,292

12/02                     15,706             21,907            16,346

12/03                     21,238             28,190            22,130

12/04                     23,594             31,258            24,622


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

New America Growth Fund                     11.10%         -3.28%          8.96%

S&P 500 Stock Index                         10.88          -2.30          12.07

Lipper Multi-Cap Growth Funds Index         11.26          -7.00           9.43

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, capital gain distributions. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

                                  Beginning         Ending         Expenses Paid
                              Account Value   Account Value       During Period*
                                     7/1/04        12/31/04   7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                               $1,000      $1,055.40                $4.75

Hypothetical (assumes 5%
return before expenses)               1,000       1,020.51                 4.67


* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.92%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                     Year
                                    Ended
                                 12/31/04  12/31/03  12/31/02  12/31/01 12/31/00
NET ASSET VALUE

Beginning of period             $  29.83   $ 22.06   $ 30.87   $ 35.77  $ 48.06

Investment activities

  Net investment income (loss)     (0.02)    (0.09)    (0.11)    (0.12)   (0.14)

  Net realized and
  unrealized gain (loss)            3.33      7.86     (8.70)    (4.14)   (4.63)

  Total from
  investment activities             3.31      7.77     (8.81)    (4.26)   (4.77)

Distributions

  Net realized gain                    -         -         -     (0.64)   (7.52)

NET ASSET VALUE

End of period                   $  33.14   $ 29.83   $ 22.06   $ 30.87  $ 35.77
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                      11.10%    35.22%  (28.54)%  (11.89)% (10.53)%

Ratio of total expenses to
average net assets                  0.92%     0.98%     0.99%     0.99%    0.93%

Ratio of net investment
income (loss) to average
net assets                        (0.07)%   (0.34)%   (0.42)%   (0.36)%  (0.33)%

Portfolio turnover rate            50.9%      61.6%     61.5%     52.1%    81.4%

Net assets, end of period
(in millions)                   $    935  $    915  $    761  $  1,183  $ 1,519

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                             Shares            Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   98.9%

CONSUMER DISCRETIONARY   16.6%


Automobiles   1.2%

Harley-Davidson                                         180,000           10,935

                                                                          10,935

Hotels, Restaurants & Leisure   3.1%

International Game Technology                           500,000           17,190

Outback Steakhouse                                       80,000            3,662

PF Chang's China Bistro *                               150,000            8,453

                                                                          29,305

Household Durables   0.3%

Harman International                                     20,000            2,540

                                                                           2,540

Internet & Catalog Retail   0.6%

Amazon.com *                                            125,000            5,536

                                                                           5,536

Media   5.8%

Getty Images *                                          240,000           16,523

Liberty Media, Class A *                              1,000,000           10,980

News Corp, Class A *                                    270,000            5,038

Scripps, Class A                                        225,000           10,863

Viacom, Class B                                         300,000           10,917

                                                                          54,321

Multiline Retail   1.9%

Family Dollar Stores                                    365,000           11,399

Kohl's *                                                130,000            6,392

                                                                          17,791

Specialty Retail   3.7%

Best Buy                                                 60,000            3,565

CarMax *                                                100,000            3,105

PETsMART                                                365,000           12,969

Ross Stores                                             190,000            5,485

Staples                                                 300,000           10,113

                                                                          35,237

Total Consumer Discretionary                                             155,665

CONSUMER STAPLES   3.2%

Food & Staples Retailing   3.2%

Sysco                                                   462,500           17,654

Wal-Mart                                                239,500           12,650

Total Consumer Staples                                                    30,304


ENERGY   4.4%

Energy Equipment & Services   3.9%

Baker Hughes                                            225,000            9,601

Cooper Cameron *                                        100,000            5,381

Diamond Offshore Drilling                               200,000            8,010

Smith International *                                   250,000           13,602

                                                                          36,594

Oil & Gas   0.5%

Murphy Oil                                               55,000            4,425

                                                                           4,425

Total Energy                                                              41,019


FINANCIALS   11.4%

Capital Markets   6.0%

Eaton Vance                                              80,000            4,172

Franklin Resources                                      120,000            8,358

Goldman Sachs                                            85,000            8,843

Investors Financial Services                            110,000            5,498

Legg Mason                                               75,000            5,494

Lehman Brothers                                          85,000            7,436

Morgan Stanley                                          125,000            6,940

State Street                                            180,000            8,842

                                                                          55,583

Diversified Financial Services   1.1%

Citigroup                                               200,000            9,636

Principal Financial Group                                15,000              614

                                                                          10,250

Insurance   3.4%

American International Group                            190,000           12,477

Assurant                                                 75,000            2,291

Hartford Financial Services                             100,000            6,931

Marsh & McLennan                                        115,000            3,784

Progressive Corporation                                  77,500            6,575

                                                                          32,058

Thrifts & Mortgage Finance   0.9%

Radian                                                  160,000            8,519

                                                                           8,519

Total Financials                                                         106,410


HEALTH CARE   16.9%

Biotechnology   5.1%

Amgen *                                                 242,500           15,556

Amylin Pharmaceuticals *                                125,000            2,920

Biogen Idec *                                            60,000            3,997

Cephalon *                                              122,600            6,238

Eyetech Pharmaceuticals *                                65,000            2,957

Genentech *                                              70,000            3,811

Gilead Sciences *                                       200,000            6,998

Neurocrine Biosciences *                                 55,000            2,712

OSI Pharmaceuticals *                                    40,000            2,994

                                                                          48,183

Health Care Equipment & Supplies   3.5%

Boston Scientific *                                     175,000            6,221

Medtronic                                               295,000           14,652

ResMed *                                                100,000            5,110

Stryker                                                 135,000            6,514

                                                                          32,497

Health Care Providers & Services   3.8%

Henry Schein *                                          100,000            6,964

Laboratory Corporation of America *                     130,000            6,477

Quest Diagnostics                                        96,000            9,173

UnitedHealth Group                                      150,000           13,204

                                                                          35,818

Pharmaceuticals   4.5%

Atherogenics *                                           75,000            1,767

Elan ADR *                                              140,000            3,815

Forest Laboratories *                                   205,000            9,196

IVAX *                                                  100,000            1,582

Johnson & Johnson                                       200,000           12,684

Pfizer                                                  425,000           11,428

Sepracor *                                               20,000            1,188

                                                                          41,660

Total Health Care                                                        158,158


INDUSTRIALS & BUSINESS SERVICES   14.5%

Aerospace & Defense   1.4%

Lockheed Martin                                         225,000           12,499

                                                                          12,499

Air Freight & Logistics   3.7%

Expeditors International of Washington                  105,000            5,867

UPS, Class B                                            340,000           29,057

                                                                          34,924

Airlines   0.7%

Southwest Airlines                                      400,000            6,512

                                                                           6,512

Commercial Services & Supplies   4.9%

Apollo Group, Class A *                                  80,000            6,457

ChoicePoint *                                           515,000           23,685

Consolidated Graphics *                                 105,000            4,819

Education Management *                                  325,000           10,728

                                                                          45,689

Industrial Conglomerates   2.8%

GE                                                      480,000           17,520

Roper Industries                                        137,300            8,344

                                                                          25,864

Machinery   1.0%

Deere                                                   130,000            9,672

                                                                           9,672

Total Industrials & Business Services                                    135,160

INFORMATION TECHNOLOGY   30.2%

Communications Equipment   2.5%

Cisco Systems *                                       1,075,000           20,747

Juniper Networks *                                      110,000            2,991

                                                                          23,738

Computers & Peripherals   3.1%

Dell *                                                  690,000           29,077

                                                                          29,077

Electronic Equipment & Instruments   2.0%

CDW                                                     275,000           18,246

                                                                          18,246

Internet Software & Services   0.7%

IAC/InterActiveCorp *                                   235,000            6,491

                                                                           6,491

IT Services   6.9%

Affiliated Computer Services, Class A *                 160,000            9,630

Certegy                                                 270,000            9,593

Checkfree *                                             110,000            4,189

First Data                                              240,000           10,209

Iron Mountain *                                         265,000            8,080

Paychex                                                 346,800           11,819

SunGard Data Systems *                                  388,800           11,015

                                                                          64,535

Semiconductor & Semiconductor Equipment   6.7%

Altera *                                                267,000            5,527

Analog Devices                                          195,000            7,199

Intel                                                   545,000           12,748

KLA-Tencor *                                             40,000            1,863

Linear Technology                                       165,800            6,426

Maxim Integrated Products                                45,000            1,908

Microchip Technology                                    230,000            6,132

Novellus Systems *                                      190,000            5,299

Texas Instruments                                       199,800            4,919

Xilinx                                                  350,000           10,378

                                                                          62,399

Software   8.3%

Adobe Systems                                            85,000            5,333

Amdocs *                                                135,000            3,544

Cadence Design Systems *                                315,000            4,350

Intuit *                                                260,000           11,443

Jack Henry & Associates                                 445,000            8,860

Mercury Interactive *                                   190,000            8,654

Microsoft                                               715,000           19,098

Red Hat *                                               175,000            2,336

SAP ADR                                                 200,000            8,842

Symantec *                                              200,000            5,152

                                                                          77,612

Total Information Technology                                             282,098


MATERIALS   0.4%

Metals & Mining   0.4%

Nucor                                                    77,500            4,056

Total Materials                                                            4,056


TELECOMMUNICATION SERVICES   1.3%

Diversified Telecommunication Services   0.4%

Sprint                                                  150,000            3,728

                                                                           3,728

Wireless Telecommunication Services   0.9%

Nextel Communications, Class A *                        280,000            8,400

                                                                           8,400

Total Telecommunication Services                                          12,128


Total Common Stocks (Cost  $723,061)                                     924,998


SHORT-TERM INVESTMENTS   2.5%

Money Market Fund   2.5%

T. Rowe Price Reserve Investment Fund, 2.28% #!      23,279,176           23,279


Total Short-Term Investments (Cost  $23,279)                              23,279

Total Investments in Securities

101.4% of Net Assets (Cost $746,340)                                    $948,277
                                                                        --------

(1) Denominated in U.S. dollars unless otherwise noted

  # Seven-day yield

  * Non-income producing

  ! Affiliated company - See Note 4

ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

  Investments in securities, at value

  Affiliated companies (cost $23,279)                           $        23,279

  Non-affiliated companies (cost $723,061)                              924,998

  Total investments in securities                                       948,277

Other assets                                                              6,887

Total assets                                                            955,164

Liabilities

Total liabilities                                                        20,394

NET ASSETS                                                      $       934,770
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                                   (1,290)

Net unrealized gain (loss)                                              201,937

Paid-in-capital applicable to 28,210,027
no par value shares of
beneficial interest outstanding;                                        734,123

NET ASSETS                                                      $       934,770
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         33.14
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Dividend income                                                 $         7,778

Expenses

  Investment management                                                   6,039

  Shareholder servicing                                                   2,088

  Custody and accounting                                                    132

  Prospectus and shareholder reports                                         71

  Registration                                                               39

  Legal and audit                                                            14

  Trustees                                                                    6

  Miscellaneous                                                              10

  Total expenses                                                          8,399

Net investment income (loss)                                               (621)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  117,834

Change in net unrealized gain (loss) on securities                      (20,932)

Net realized and unrealized gain (loss)                                  96,902

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $        96,281
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                       Year
                                                      Ended
                                                   12/31/04            12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                    $    (621)         $   (2,861)

  Net realized gain (loss)                          117,834              32,400

  Change in net unrealized gain (loss)              (20,932)            228,640

  Increase (decrease) in net assets
  from operations                                    96,281             258,179

Capital share transactions *

  Shares sold                                        86,450             110,234

  Shares redeemed                                  (162,993)           (214,424)

  Increase (decrease) in net assets
  from capital share transactions                   (76,543)           (104,190)

Net Assets

Increase (decrease) during period                    19,738             153,989

Beginning of period                                 915,032             761,043

End of period                                     $ 934,770          $  915,032
                                                  ---------          ----------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information

  Shares sold                                         2,810               4,380

  Shares redeemed                                    (5,270)             (8,208)

  Increase (decrease) in shares outstanding          (2,460)             (3,828)


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1985. The fund seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Trustees.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $95,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $2,202,000, represents 28% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $457,384,000 and $537,178,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

Unrealized appreciation                                      $      211,065,000

Unrealized depreciation                                              (9,128,000)

Net unrealized appreciation (depreciation)                          201,937,000

Capital loss carryforwards                                           (1,290,000)

Paid-in capital                                                     734,123,000

Net assets                                                   $      934,770,000
                                                             ------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $117,834,000 of capital loss carryforwards. As of December 31, 2004, the fund had $1,290,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income                          $          621,000

Paid-in capital                                                        (621,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $746,340,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $527,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $783,000 for T. Rowe Price Services, Inc., and $773,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $166,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $168,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $23,279,000 and $12,295,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 62,659 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Baltimore, Maryland

February 11, 2005

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE NEW AMERICA GROWTH FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1985

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1994                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil
2001                          engineers

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

* Each independent trustee oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

John H. Laporte, CFA          Vice President, T. Rowe Price and T. Rowe Price
(1945)                        Price Group, Inc.
1985
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1985                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, New America Growth
                              Fund

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                     Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)              Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Group, Inc.; formerly
                                             student, the Wharton School,
                                             University of Pennsylvania
                                             (to 2001)

R. Scott Berg (1972)                         Vice President, T. Rowe Price;
Vice President, New America Growth Fund      formerly student, Stanford Graduate
                                             School of Business (to 2002);
                                             Intern, T. Rowe Price (to 2001);
                                             Financial Analysis and Planning
                                             Manager, Mead Consumer & Office
                                             Products (to 2000)

Brian W.H. Berghuis, CFA (1958)              Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Group, Inc.

Stephen V. Booth, CPA (1961)                 Vice President, T. Rowe Price,
Vice President, New America Growth Fund      T. Rowe Price Group, Inc., and
                                             T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served                     Principal Occupation(s)

Joseph A. Carrier (1960)                     Vice President, T. Rowe Price,
Treasurer, New America Growth Fund           T. Rowe Price Group, Inc., T. Rowe
                                             Price Investment Services, Inc.,
                                             and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)               Vice President, T. Rowe Price,
Vice President, New America Growth Fund      T. Rowe Price Group, Inc., T. Rowe
                                             Price International, Inc., and
                                             T. Rowe Price Trust Company

John R. Gilner (1961)                        Chief Compliance Officer and Vice
Chief Compliance Officer, New America        President,T. Rowe Price; Vice
Growth Fund                                  President, T. Rowe Price Investment
                                             Services, Inc., and T. Rowe Price
                                             Group, Inc.

Gregory S. Golczewski (1966)                 Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Trust Company

Henry H. Hopkins (1942)                      Director and Vice President,
Vice President, New America Growth Fund      T. Rowe Price Investment Services,
                                             Inc., T. Rowe Price Services, Inc.,
                                             and T. Rowe Price Trust Company;
                                             Vice President, T. Rowe Price,
                                             T. Rowe Price Group, Inc., T. Rowe
                                             Price International, Inc., and
                                             T. Rowe Price Retirement Plan
                                             Services, Inc.

Patricia B. Lippert (1953)                   Assistant Vice President, T. Rowe
Secretary, New America Growth Fund           Price and T. Rowe Price Investment
                                             Services, Inc.

Robert J. Marcotte (1962)                    Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Group, Inc.

Joseph M. Milano, CFA (1972)                 Vice President, T. Rowe Price and
President, New America Growth Fund           T. Rowe Price Group, Inc.

Charles G. Pepin (1966)                      Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Group, Inc.

Jeffrey Rottinghaus, CPA (1970)              Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Group, Inc.; formerly
                                             student, the Wharton School,
                                             University of Pennsylvania
                                             (to 2001)

Robert W. Sharps, CFA, CPA (1971)            Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Robert W. Smith (1961)                       Vice President, T. Rowe Price,
Vice President, New America Growth Fund      T. Rowe Price Group, Inc., and
                                             T. Rowe Price International, Inc.

Julie L. Waples (1970)                       Vice President, T. Rowe Price
Vice President, New America Growth Fund

R. Candler Young (1971)                      Vice President, T. Rowe Price and
Vice President, New America Growth Fund      T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $7,952                $9,699
     Audit-Related Fees                       1,103                   546
     Tax Fees                                 2,156                 2,519
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005